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                                                                   EXHIBIT 10.9

                                AMENDMENT NO. 1
                                      TO
                 THIRD PARTY DEVELOPMENT AND LICENSE AGREEMENT
                       AND REFERENCE PORT APPENDIX NO. 2
                                    BETWEEN
                         PEERLESS SYSTEMS CORPORATION
                        AND ADOBE SYSTEMS INCORPORATED

               Effective Date:  November 29, 1993
                                -----------------


     This Amendment No. 1 to the Third Party Development and License Agreement, effective September 18, 1992 (the "Agreement") and Reference Port Appendix No. 2 ("Appendix No. 2") to the Agreement effective February 11, 1993 is by and between Adobe Systems Incorporated, ("Adobe") and Peerless Systems Corporation, ("OEM").

      WHEREAS, Adobe and OEM wish to amend the Agreement to remove all references to Adobe Restricted Information to further the purposes of the partnership through increasing their ability to exchange information for product development;

      NOW, THEREFORE, the parties agree to modify and amend the Agreement and Appendix No. 2 to the Agreement to as follows:

A.   Adobe and OEM hereby agree to modify the Agreement as follows:

               1.  Paragraph 4.2 ("Confidentiality; Security") is hereby deleted
                   --------- ---
          in its entirety and replaced by the following:

               "Peerless agrees to protect the Adobe Support Information in accordance with Exhibit K (Secure Procedures for Handling Adobe
                          ---------
          Support Information)."

               2. Exhibit L ("Additional Secure Procedures for Handling Adobe
                  ------- -
          Restricted Information") is hereby deleted in its entirety. Exhibit L
                                                                      ---------
          shall now be considered as intentionally left blank.

               3. Adobe represents that it has not delivered any Adobe Restricted Information to OEM under the Agreement, Reference Port Appendix No. 1 or Reference Port Appendix No. 2.

B. Adobe and OEM hereby agree to modify Appendix No. 2 to the Agreement as follows:

               1. Section 1(C) ("Adobe Software Deliverable - Group 3"). The
                  ------------
           term "Restricted interfaces" is hereby deleted from Paragraph I(C)(1)
                                                               -----------------
           ("Adobe Reference Port Support source for the Marking Component") and replaced with "System interfaces".
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C.   All other terms and conditions of the Agreement and Appendix No. 2 to the
     Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Agreement and Appendix No. 2 to the Agreement to be signed by their duly authorized representatives.

Adobe:                                   OEM:

ADOBE SYSTEMS INCORPORATED               PEERLESS SYSTEMS CORPORATION

By:                                      By:
   ---------------------------------        --------------------------------
Name:  S.A. MacDonald                    Name: William S. Wood
     -------------------------------          ------------------------------
Title:  Sr. Vice President               Title: Vice President
       -----------------------------           -----------------------------

Date:  11/29/93                          Date:  11/10/93
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